Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IDACORP, Inc. (the "Company") on Form 10-K for the year ended December 31, 2019 (the "Report"), I, Steven R. Keen, Senior Vice President, Chief Financial Officer, and Treasurer of the Company, certify that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven R. Keen
Steven R. Keen
Senior Vice President, Chief Financial Officer, and Treasurer
February 20, 2020